EXHIBIT 32
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CERTIFICATION

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 I hereby certify that:

I have reviewed the Quarterly Report of Waste Technology Corp. on Form 10-QSB for the quarter ending January 31, 2005 (the "Report");

To the best of my knowledge, the Report (i) fully complies with the requirements of section 13 (a) or 15 (d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and (ii) the information contained in this Report fairly presents, in all material respects, the financial condition and results of operation of Waste Technology Corp. and its subsidiaries during the period covered by this Report.


Dated: March 15, 2005




                                                /s/ William E. Nielsen
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                                                William E. Nielsen
                                                Chief Executive Officer,
                                                Principal Financial and
                                                Accounting Officer and Director